UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08795

HELIOS HIGH YIELD FUND

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER

200 VESEY STREET

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS HIGH YIELD FUND

THREE WORLD FINANCIAL CENTER

200 VESEY STREET

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 497-3746

Date of fiscal year end: June 30, 2012

Date of reporting period: June 30, 2012

Item 1. Reports to Shareholders.

Brookfield Investment Management Inc.

Helios High Yield Fund

Brookfield

Annual Report

June 30, 2012

IN PROFILE

Brookfield is a global alternative asset manager with approximately $150 billion in assets under management as of June 30, 2012. We have over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. We offer a range of public and private investment products and services, which leverage our expertise and experience and provide us with a distinct competitive advantage in the markets where we operate. On behalf of our clients, Brookfield is also an active investor in the public securities markets, where our experience extends nearly 40 years. Over this time, we have successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Through our SEC-registered investment advisor, Brookfield Investment Management Inc., our public market activities complement our core competencies as a direct investor. These activities encompass global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management Inc. maintains offices and investment teams in Toronto, Chicago, Boston and London.

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2012. Brookfield Investment Management Inc.

LETTER TO SHAREHOLDERS

Dear Shareholders,

I am pleased to provide the Annual Report for Helios High Yield Fund (the “Fund”) for the fiscal year ended June 30, 2012.

The capital markets endured considerable volatility over the last 12 months, as the sovereign debt crisis in Europe continued to evolve and the global economic recovery remained fragile. Investor sentiment tended to sway with the latest news headlines and economic data releases, leading to alternating periods of concern and confidence. Through it all, the appetite for stability and yield remained quite high, as investors sought to navigate an uncertain environment.

Against this backdrop, high yield corporate bonds experienced attractive nominal and relative performance, as corporate credit quality and liquidity remained strong. The unprecedented decline in U.S. Treasury rates also benefitted the high yield market, leading to attractive spreads and increased demand for income-producing securities. Moving forward, we maintain our positive long-term outlook for high yield bonds given robust corporate balance sheets and the supportive credit environment. We acknowledge potential challenges to future performance, from ongoing economic turmoil in Europe to uncertain fiscal policy in the U.S. to low nominal yields in the high yield market. However, yield spreads remain attractive and corporate earnings are generally positive, suggesting high yield bonds continue to be a source of stability and yield in a volatile market environment.

Importantly, our experience suggests that a diversified portfolio of income producing corporate bonds with a conservative risk profile should support an attractive dividend stream for investors. We continue to believe the Fund is well-positioned to generate sustainable yields over the course of an entire market cycle.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s audited financial statements and schedule of investments as of June 30, 2012.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2012 Annual Report

HELIOS HIGH YIELD FUND

OBJECTIVE & STRATEGY

Helios High Yield Fund (the “Fund”) seeks a primary objective of high current income. The Fund will also seek capital growth to the extent it is consistent with its primary investment objective. The Fund is a non-diversified fund that will invest primarily in high yield bonds, debentures, notes, corporate loans, convertible debentures and other debt instruments rated below-investment grade or determined by the Fund’s investment manager to be of comparable quality. The Fund may invest up to 30% of its total assets in the securities, including high yield obligations, of issuers domiciled outside of the United States. The Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or in default.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations, and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common shareholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and the market value of its common shares will be more volatile, and the yield and total return to common shareholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended June 30, 2012, Helios High Yield Fund (NYSE: HHY) had a total return based on net asset value of 9.56% and a total return based on market price of 11.37%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $10.00 on June 30, 2012, the Fund’s shares had a dividend yield of 9.00%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

Individual contributors of performance included Georgia Pacific, Avis Budget Car Rental, Standard Pacific, Berry Plastics, and Crown Cork & Seal. Georgia Pacific was upgraded to investment grade during the period reflecting good results. Avis Budget Car Rental beat investors’ earnings expectations as business travel rebounded and the company acquired its European subsidiary raising the possibility of future cost savings. Standard Pacific, a homebuilder, is benefitting from what may be a bottoming in the housing market and from investor enthusiasm for housing securities in general. Berry Plastics, a manufacturer of flexible packaging, has seen improved earnings and the bonds benefitted when the company filed for an initial public offering of stock in March. Crown Cork & Seal reported good earnings and was upgraded by S&P.

Detractors of performance included GMX Resources, Sprint Capital, General Motors equity, AK Steel, and Xerium Technologies. GMX Resources suffered when the company did a distressed exchange to lessen its debt load. Sprint Capital remained under pressure as the company continued to borrow in order to build out its cellular telephone network. General Motors equity moved lower as slower economic growth in the U.S. coupled with continued problems in Europe caused investors to reassess the company’s prospects. AK Steel, similarly, was down on slower economic growth, which has negatively impacted steel prices. Xerium Technologies, which manufactures products used in the production of paper, saw the bonds pressured by a need to amend the company’s credit agreements to provide flexibility during a time of slower growth.

HIGH YIELD MARKET ENVIRONMENT

Through periods of turmoil and recovery, the high yield bond market delivered a total return of 6.5% over the past 12 months, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index. Investors saw a sharp drop in

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

August and September 2011 with the double whammy of European economic fears coupled with an unprecedented credit ratings downgrade of the U.S. Government. A recovery in October was followed by another down leg in November, and a gradual uptrend through April 2012. Renewed European fears in May 2012 pushed markets lower, followed by a rally the following month.

Equity markets, as measured by the small capitalization Russell 2000 Index, posted modest returns of just over 2%, so investors benefitted from the lower volatility and higher coupon of the high yield bond market. Treasury markets confounded investors by doing the one thing few thought possible – they rallied. The 10-year U.S. Treasury yield fell from 3.2% a year ago to an eye-opening 1.7% as of June 30, 2012. Investors worldwide are exhibiting “crisis fatigue” from the seemingly never-ending European problems and are throwing in the towel and braving low interest rates in safe havens, such as the U.S. Treasury market.

The combination of lower U.S. Treasury rates with modest high yield returns pushed the high yield spread higher from 539 basis points to 594 basis points by June 30, 2012. Many investors consider spread to be the primary measure of value in fixed income markets, and 594 basis points represents an attractive spread based on normal historical ranges.

From time to time, investors have worried that economic problems in Europe and slower growth in China could cause another recession in the U.S. Historically, recessions have been negative for high yield so investors are relieved to see slower, although still positive, economic growth in North America. This positive growth is reflected in corporate earnings which are still growing, albeit at a slower rate.

During the reporting period, we also saw some deterioration in rating agency activity. The trailing 12-month upgrade/downgrade rate declined to 1.0x during the period which indicates that by this measure, at least, credit quality remained stable over the 12 months. Brookfield noted that companies reported generally good earnings through the period, although management remained cautious regarding forward guidance. In our opinion, high yield credit quality is good, with corporate liquidity high, leverage manageable, and maturities extended.

Supply and demand was positive over the reporting period as investors scour the world in search of yield. Increasingly, they like the positive fundamentals and attractive spreads offered by the high yield bond market and were active buyers of the asset. New issue volume has been strong with most of the proceeds going to refinance debt. This serves to reduce credit risk in the market as a whole by extending maturities and reducing what Brookfield calls “credit hammers”, or events which may lead companies to default on their debt.

OUTLOOK

Brookfield retains our longer term enthusiasm for the high yield market, based on sound credit fundamentals and wide yield spreads. We caution, however, that above-par market levels may limit future price appreciation. While we would typically expect the yield spread to be 100 to 150 basis points narrower than current levels, we note the unusually depressed level of the U.S. Treasury yields, which may be artificially depressed from Federal Reserve actions. With the market trading at yields within 50 basis points of all time lows, our enthusiasm from a total return standpoint is somewhat tempered at this point, however for investors seeking yield we continue to like this market.

We note the slowing economic growth in China and the recession in Europe may act as headwinds for further credit improvement, even though we do not currently expect a recession in the U.S. Given our expectation of modest economic growth, modestly increasing defaults, but no general recession, we believe that high yield investors are adequately, but not generously compensated at current yield spreads levels for the modest credit risk we currently see. We remain skeptical that Europe’s problems are permanently addressed, and wonder if investors might not question the health of the U.S. balance sheet following the November election. With these risks outstanding, we expect high yield investors will continue to demand a premium to historical yield spreads, at least for the next few quarters. For investors seeking to clip the current coupon offered in the high yield market, the investment landscape remains attractive.

2012 Annual Report

HELIOS HIGH YIELD FUND

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

The Bank of America/Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment-grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Original issue zero coupon bonds, “global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144a securities and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. DRD-eligible and defaulted securities are excluded from the index.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment.

These views are as of the close of business on June 30, 2012 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio Characteristics (Unaudited)

June 30, 2012

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.00%

Weighted average coupon	8.08%

Weighted average life	5.57 years

Percentage of leveraged assets	30.63%

Total number of holdings	135

CREDIT QUALITY

BBB	3%

BB	14%

B	59%

CCC	18%

Unrated	1%

Cash	5%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	4%

High Yield Corporate Bonds	91%

Term Loan and Equity	1%

Short Term Investments	4%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the June 30, 2012 stock price.

[2]	Includes only invested assets; excludes cash.

2012 Annual Report

HELIOS HIGH YIELD FUND

Schedule of Investments

June 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 6.1%
Automotive – 1.7%
Ford Motor Co. [6]	6.50%	08/01/18	$1,000	$1,130,000
Ford Motor Credit Company LLC [10] (Acquired 10/08/09, Cost – $490, 0.00%)	7.00	10/01/13	1	534

Total Automotive (Cost – $932,228)				1,130,534

Basic Industry – 2.8%
Georgia-Pacific LLC [6]	7.38	12/01/25	1,000	1,274,146
Westlake Chemical Corp. [6]	6.63	01/15/16	625	641,406

Total Basic Industry (Cost – $1,691,433)				1,915,552

Energy – 0.0%
National Oilwell Varco, Inc. [10] (Acquired 03/25/08, Cost $6,954, 0.00%) (Cost – $6,954)	6.13	08/15/15	7	7,108

Telecommunications – 1.6%
Qwest Corp. [6] (Cost – $983,336)	6.88	09/15/33	1,100	1,094,500
Total INVESTMENT GRADE CORPRATE BONDS (Cost – $3,613,951)				4,147,694
HIGH YIELD CORPORATE BONDS – 131.0%
Automotive – 6.9%
American Axle & Manufacturing, Inc. [6]	7.88	03/01/17	1,000	1,032,500
Chrysler Group LLC/CG Co-Issuer, Inc.	8.25	06/15/21	675	693,563
Jaguar Land Rover PLC [1,3,5]	8.13	05/15/21	750	774,375
Motors Liquidation Co. [7]	8.38	07/15/33	2,500	250
Pittsburgh Glass Works LLC [1,5]	8.50	04/15/16	1,000	920,000
Tenneco, Inc. [6]	6.88	12/15/20	1,000	1,080,000
Visteon Corp.	6.75	04/15/19	155	150,737

Total Automotive (Cost – $4,457,199)				4,651,425

Banking – 0.0%
Ally Financial, Inc. [10] (Acquired 12/02/08, Cost $7,451, 0.01%) (Cost – $7,451)	6.75	12/01/14	8	7,912

Basic Industry – 24.2%
AK Steel Corp. [6]	7.63	05/15/20	1,005	849,225
Arch Coal, Inc. [6]	8.75	08/01/16	1,000	955,000
Associated Materials LLC/AMH New Finance, Inc. [6]	9.13	11/01/17	1,000	892,500
Cascades, Inc. [3,6]	7.75	12/15/17	1,000	1,007,500
CONSOL Energy, Inc. [6]	8.25	04/01/20	1,100	1,155,000
FMG Resources August 2006 Property Ltd. [1,3,5]	6.88	04/01/22	675	680,062
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC	9.00	11/15/20	1,025	884,062
Huntsman International LLC [6]	8.63	03/15/21	1,000	1,127,500
Ineos Finance PLC [1,3,5]	9.00	05/15/15	525	553,875
Ineos Group Holdings SA [1,3,5]	8.50	02/15/16	1,000	917,500
Masonite International Corp. [1,3,5]	8.25	04/15/21	1,000	1,030,000

See Notes to Schedule of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Schedule of Investments

June 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Ply Gem Industries, Inc. [6]	8.25%	02/15/18	$1,000	$980,000
Steel Dynamics, Inc.	7.63	03/15/20	850	909,500
Tembec Industries, Inc. [3,6]	11.25	12/15/18	1,000	997,500
United States Steel Corp. [6]	7.00	02/01/18	1,000	987,500
USG Corp. [6]	9.75	01/15/18	1,000	1,050,000
Verso Paper Holdings LLC/Verso Paper, Inc. [1,5]	11.75	01/15/19	700	707,000
Xerium Technologies, Inc.	8.88	06/15/18	790	622,125

Total Basic Industry (Cost – $16,805,239)				16,305,849

Capital Goods – 13.3%
AAR Corp. [1,5]	7.25	01/15/22	375	371,250
Berry Plastics Corp. [6]	9.50	05/15/18	1,000	1,065,000
Coleman Cable, Inc. [6]	9.00	02/15/18	1,010	1,040,300
Consolidated Container Company LLC/Consolidated Container Capital, Inc. [1,5]	10.13	07/15/20	500	515,000
Crown Cork & Seal Company, Inc. [6]	7.38	12/15/26	1,000	1,060,000
Mueller Water Products, Inc.	7.38	06/01/17	625	625,000
Owens-Illinois, Inc. [6]	7.80	05/15/18	1,000	1,138,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [1,5,6]	9.00	04/15/19	1,110	1,107,225
Tekni-Plex, Inc. [1,5]	9.75	06/01/19	550	555,500
Terex Corp.	6.50	04/01/20	375	379,687
Terex Corp. [6]	8.00	11/15/17	625	648,437
Trimas Corp. [6]	9.75	12/15/17	440	484,000

Total Capital Goods (Cost – $8,541,241)				8,990,149

Consumer Cyclical – 7.8%
DineEquity, Inc. [6]	9.50	10/30/18	1,000	1,095,000
Levi Strauss & Co. [6]	7.63	05/15/20	1,000	1,062,500
Limited Brands, Inc. [6]	7.60	07/15/37	1,000	996,250
Phillips-Van Heusen Corp. [6]	7.38	05/15/20	1,000	1,107,500
Quiksilver, Inc. [10] (Acquired 07/22/09, Cost $7,450, 0.01%)	6.88	04/15/15	8	7,237
Rite Aid Corp. [6]	9.75	06/12/16	425	468,562
Sealy Mattress Co . [10] (Acquired 07/22/09, Cost $497, 0.00%)	8.25	06/15/14	1	494
The Neiman Marcus Group Inc. [6]	10.38	10/15/15	500	518,755

Total Consumer Cyclical (Cost – $5,009,413)				5,256,298

Consumer Non-Cyclical – 4.6%
B&G Foods, Inc. [6]	7.63	01/15/18	1,000	1,075,000
C&S Group Enterprises LLC [1,5]	8.38	05/01/17	901	943,797
Easton-Bell Sports, Inc. [6]	9.75	12/01/16	1,000	1,096,250
Smithfield Foods, Inc. [10] (Acquired 09/16/10, Cost $499, 0.00%)	7.75	05/15/13	1	520

Total Consumer Non-Cyclical (Cost – $2,957,790)				3,115,567

Energy – 19.9%
BreitBurn Energy Partners L.P./BreitBurn Finance Corp. [6]	8.63	10/15/20	1,000	1,057,500
Calfrac Holdings L.P. [1,5,6]	7.50	12/01/20	1,000	955,000

See Notes to Schedule of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS HIGH YIELD FUND

Schedule of Investments

June 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Crosstex Energy L.P./Crosstex Energy Finance Corp. [6]	8.88%	02/15/18	$1,000	$1,056,250
Encore Acquisition Co. [7,10] (Acquired 02/19/10, Cost $497, 0.00%)	6.00	07/15/15	1	505
EV Energy Partners L.P./EV Energy Finance Corp.	8.00	04/15/19	600	595,500
Frac Tech Services LLC/Frac Tech Finance, Inc. [1,5,6]	8.13	11/15/18	1,000	1,007,500
Frontier Oil Corp.	8.50	09/15/16	850	892,500
GMX Resources, Inc. [6,9]	11.00	12/01/17	381	310,296
Hercules Offshore, Inc. [1,5,6]	10.50	10/15/17	425	425,000
Hilcorp Energy I LP/Hilcorp Finance Co. [1,5]	8.00	02/15/20	850	915,875
Key Energy Services, Inc.	6.75	03/01/21	525	511,875
Linn Energy LLC/Linn Energy Finance Corp.	8.63	04/15/20	1,000	1,077,500
McJunkin Red Man Corp. [6]	9.50	12/15/16	1,000	1,080,000
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [6]	8.88	03/15/18	1,000	975,000
Petroleum Geo-Services A SA [1,3,5]	7.38	12/15/18	200	205,500
Precision Drilling Corp. [3]	6.63	11/15/20	375	386,250
Trinidad Drilling Ltd. [1,3,5,6]	7.88	01/15/19	620	658,750
Venoco, Inc. [6]	8.88	02/15/19	1,000	910,000
W&T Offshore, Inc.	8.50	06/15/19	365	376,862

Total Energy (Cost – $13,479,730)				13,397,663

Healthcare – 8.4%
HCA, Inc. [6]	8.00	10/01/18	1,000	1,122,500
Health Management Associates, Inc.	6.13	04/15/16	500	530,000
Health Management Associates, Inc. [1,5]	7.38	01/15/20	500	531,875
inVentiv Health, Inc. [1,5]	10.00	08/15/18	390	335,400
Pharmaceutical Product Development, Inc. [1,5]	9.50	12/01/19	925	1,011,719
Polymer Group, Inc. [6]	7.75	02/01/19	1,000	1,056,250
Service Corporation International	6.75	04/01/16	975	1,062,750

Total Healthcare (Cost – $5,334,317)				5,650,494

Media – 10.5%
American Reprographics Co . [6]	10.50	12/15/16	1,000	1,005,000
Cablevision Systems Corp. [6]	8.63	09/15/17	1,000	1,115,000
CCO Holdings LLC/CCO Holdings Capital Corp.	7.25	10/30/17	250	272,500
CCO Holdings LLC/CCO Holdings Capital Corp.	8.13	04/30/20	835	931,025
Cenveo Corp.	8.88	02/01/18	450	402,750
Clear Channel Communications, Inc. [6]	9.00	03/01/21	1,000	870,000
Deluxe Corp. [6]	7.38	06/01/15	1,000	1,015,000
Liberty Interactive LLC [10] (Acquired 05/03/10, Cost $497, 0.00%)	5.70	05/15/13	1	511
Mediacom LLC/Mediacom Capital Corp. [6]	9.13	08/15/19	1,025	1,124,938
National CineMedia LLC [1,5]	6.00	04/15/22	350	356,125

Total Media (Cost – $7,041,229)				7,092,849

Real Estate – 1.5%
Realogy Corp. [1,5] (Cost – $905,223)	7.88	02/15/19	1,000	977,500

See Notes to Schedule of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Schedule of Investments

June 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Services – 20.7%
AMC Entertainment, Inc. [6]	8.75%	06/01/19	$1,000	$1,072,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [6]	8.25	01/15/19	1,000	1,072,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	9.75	03/15/20	250	277,813
Beazer Homes USA, Inc. [6]	9.13	06/15/18	425	375,063
Caesars Entertainment Operating Company, Inc. [1,5]	8.50	02/15/20	250	251,875
Caesars Entertainment Operating Company, Inc. [6]	11.25	06/01/17	1,000	1,091,250
CityCenter Holdings LLC/CityCenter Finance Corp. [6]	7.63	01/15/16	1,000	1,055,000
FTI Consulting, Inc.	7.75	10/01/16	500	516,875
Iron Mountain, Inc. [6]	8.38	08/15/21	1,000	1,085,000
Iron Mountain, Inc.	8.75	07/15/18	500	516,250
Marina District Finance Company, Inc. [6]	9.88	08/15/18	1,000	942,500
MGM Resorts International [10] (Acquired 10/07/10, Cost $469, 0.00%)	5.88	02/27/14	1	513
MGM Resorts International [6]	7.63	01/15/17	1,000	1,032,500
MGM Resorts International [1,5]	8.63	02/01/19	275	294,250
Mohegan Tribal Gaming Authority [10] (Acquired 10/27/09, Cost $492, 0.00%)	7.13	08/15/14	1	388
MTR Gaming Group, Inc.	11.50	08/01/19	317	324,489
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [1,5]	8.88	04/15/17	1,000	1,045,000
PulteGroup, Inc. [6]	6.38	05/15/33	1,000	825,000
Standard Pacific Corp. [6]	8.38	05/15/18	1,000	1,092,500
UR Merger Sub Corp.	8.25	02/01/21	325	346,125
UR Merger Sub Corp. [6]	10.25	11/15/19	675	759,375

Total Services (Cost – $13,379,032)				13,976,766

Technology & Electronics – 3.1%
First Data Corp. [1,5,6]	8.25	01/15/21	1,000	1,000,000
First Data Corp.	9.88	09/24/15	101	102,263
Freescale Semiconductor, Inc. [6]	8.05	02/01/20	1,000	987,500

Total Technology & Electronics (Cost – $2,075,871)				2,089,763

Telecommunications – 7.2%
Cincinnati Bell, Inc. [6]	8.25	10/15/17	325	338,000
Cincinnati Bell, Inc.	8.75	03/15/18	675	649,688
Frontier Communications Corp.[10] (Acquired 09/24/09, Cost $497, 0.00%)	6.25	01/15/13	1	510
Frontier Communications Corp. [6]	7.13	03/15/19	1,250	1,262,500
Level 3 Financing, Inc.	8.63	07/15/20	1,000	1,050,000
PAETEC Holding Corp.	9.88	12/01/18	500	558,750
Windstream Corp. [6]	7.00	03/15/19	1,000	1,025,000

Total Telecommunications (Cost – $4,647,114)				4,884,448

See Notes to Schedule of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS HIGH YIELD FUND

Schedule of Investments

June 30, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Utility – 2.9%
Calpine Corp. [1,5,6]	7.25%	10/15/17	$1,000	$1,075,000
Dynegy Holdings LLC [8,10] (Acquired 04/11/11, Cost – $7,450, 0.01%)	8.38	05/01/16	8	5,063
Edison Mission Energy [10] (Acquired 12/06/11, Cost – $7,468, 0.01%)	7.50	06/15/13	8	4,575
NRG Energy, Inc.	8.50	06/15/19	850	888,250

Total Utility (Cost – $1,862,231)				1,972,888
Total HIGH YIELD CORPORATE BONDS (Cost – $86,503,080)				88,369,571
STRUCTURED NOTES – 0.0%
Special Purpose Entity – 0.0%
Trains HY-1-2006 [1,2,5,10] (Acquired 06/07/06, Cost $14,899, 0.02%) (Cost – $14,899)	7.12	05/01/16	15	14,734
TERMLOAN – 0.4%
Texas Competitive Electric Holdings Company LLC [2,5] (Cost – $375,753)	4.74	10/10/17	429	256,299

			Shares	Value (Note 2)
COMMON STOCKS – 0 .1%
Automotive – 0.1%
Motors Liquidation Company GUC Trust [4] (Cost – $0)			2,551	$31,250

Media – 0.0%
Dex One Corp. [4] (Cost – $19,638)			65	61
Total COMMON STOCKS (Cost – $19,638)				31,311
WARRANTS – 0.2%
Auotmotive – 0.2%
General Motors Co. [4] Expiration: July 2019 Exercise Price: $18.33			9,239	$62,640
General Motors Co. [4] Expiration: July 2016 Exercise Price: $10.00			9,239	101,814

Total Automotive (Cost – $480,581)				164,454
Total WARRANTS (Cost – $480,581)				164,454

See Notes to Schedule of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Schedule of Investments

June 30, 2012

	Interest Rate	Shares	Value (Note 2)
SHORT TERM INVESTMENT – 5.5%
STIT Liquid Assets Portfolio, Institutional Class [2] (Cost – $3,702,130)	0.16%	3,702,130	$3,702,130
Total Investments – 143.3% (Cost – $94,710,032)			96,686,193
Liabilities in Excess of Other Assets – (43.3)%			(29,195,245)

TOTAL NET ASSETS – 100.0%			$67,490,948

See Notes to Schedule of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS HIGH YIELD FUND

Notes to Schedule of Investments

June 30, 2012

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2012, the total value of all such investments was $20,136,687 or 29.84% of net assets.
2	—	Variable Rate Security – Interest rate shown is the rate in effect as of June 30, 2012.
3	—	Foreign security or a U.S. security of a foreign company.
4	—	Non-income producing security.
5	—	Private Placement.
6	—	Portion or entire principal amount pledged as collateral for credit facility.
7	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees. As of June 30, 2012, the total value of all such securities was $755 or less than 0.01% of net assets.
8	—	Issuer is currently in default on its regularly scheduled interest payment.
9	—	Payment in kind security.
10	—	Restricted Illiquid Securities – Securities that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although recent instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of June 30, 2012, the total value of all such securities was $50,604 or less than 0.07% of net assets.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Statement of Assets and Liabilities

June 30, 2012

Assets:
Investments in securities, at value (Note 2)	$92,984,063
Investment in short term securities, at value	3,702,130

Total Investments, at value	96,686,193
Cash	3,753
Interest receivable	1,823,576
Receivable for investments sold	723,310
Prepaid expenses	16,926

Total assets	99,253,758

Liabilities:
Payable for credit facility (Note 7)	30,400,000
Payable for credit facility interest (Note 7)	3,474
Payable for investments purchased	1,217,509
Investment advisory fee payable (Note 4)	55,462
Accrued expenses	86,365

Total liabilities	31,762,810

Net Assets	$67,490,948

Composition of Net Assets:
Capital stock, at par value ($0.001 par value, unlimited shares authorized) (Note 8)	$6,844
Additional paid-in capital (Note 8)	75,761,909
Undistributed net investment income	148,094
Accumulated net realized loss on investment transactions	(10,402,060)
Net unrealized appreciation on investments	1,976,161

Net assets applicable to capital stock outstanding	$67,490,948

Total investments at cost	$94,710,032

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	6,844,520
Net asset value per share	$9.86

See Notes to Financial Statements.

2012 Annual Report

HELIOS HIGH YIELD FUND

Statement of Operations

For the Fiscal Year Ended June 30, 2012

Investment Income (Note 2):
Interest	$7,691,806

Expenses:
Investment advisory fees (Note 4)	669,421
Fund accounting servicing fees (Note 5)	106,859
Shareholder service fees (Note 4)	95,632
Legal fees	51,694
Trustees’ fees	43,000
Audit and tax services	37,500
Reports to shareholders	36,167
Insurance	28,469
Registration fees	23,621
Transfer agent fees	17,386
Miscellaneous	9,447
Custodian fees	7,895

Total operating expenses	1,127,091
Interest expense on credit facility (Note 7)	409,441

Total expenses	1,536,532
Less expenses waived by the investment advisor (Note 4)	(76,505)

Net expenses	1,460,027

Net investment income	6,231,779

Net Realized and Unrealized Loss on Investments (Note 2):
Net realized loss on investment transactions	(203,200)
Net change in unrealized appreciation (depreciation) on investments	(15,838)

Net realized and unrealized loss on investments	(219,038)

Net increase in net assets resulting from operations	$6,012,741

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Statements of Changes in Net Assets

For the Fiscal Year Ended June 30,

	2012	2011
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$6,231,779	$6,345,885
Net realized gain (loss) on investment transactions	(203,200)	1,086,503
Net change in unrealized appreciation (depreciation) on investments	(15,838)	3,665,046

Net increase in net assets resulting from operations	6,012,741	11,097,434

Distributions to Shareholders (Note 2):
Net investment income	(6,431,445)	(6,497,708)

Capital Stock Transactions (Note 8):
Reinvestment of distributions	38,948	8,046

Total increase (decrease) in net assets	(379,756)	4,607,772

Net Assets:
Beginning of year	67,870,704	63,262,932

End of year	$67,490,948	$67,870,704

(including undistributed net investment income of)	$148,094	$347,759

Share Transactions:
Reinvested shares	4,059	800

See Notes to Financial Statements.

2012 Annual Report

HELIOS HIGH YIELD FUND

Statement of Cash Flows

For the Fiscal Year Ended June 30, 2012

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$6,012,741
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(22,580,625)
Proceeds from disposition of long-term portfolio investments	23,902,401
Purchases of short-term portfolio investments, net	(2,661,974)
Decrease in interest receivable	93,139
Increase in receivable for investments sold	(723,310)
Increase in prepaid expenses	(1,740)
Increase in payable for investments purchased	1,217,509
Increase in payable for credit facility interest	1,561
Decrease in investment advisory fee payable	(646)
Decrease in trustee fee payable	(3,580)
Increase in accrued expenses	3,377
Net amortization on investments	(81,741)
Unrealized depreciation on investments	15,838
Net realized loss on investment transactions	203,200

Net cash provided by operating activities	5,396,150

Cash flows provided by (used for) financing activities:
Net cash provided by credit facility	1,000,000
Dividends paid to shareholders	(6,392,497)

Net cash used for financing activities	(5,392,497)

Net increase in cash	3,653
Cash at the beginning of year	100

Cash at the end of year	$3,753

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended June 30, 2012, totaled $407,880.

Noncash financing activities included reinvestment of dividends of $38,948.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Financial Highlights

	For the Fiscal Year Ended June 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$9.92	$9.25	$8.34	$9.78	$10.94

Net investment income[1]	0.91	0.93	0.67	0.67	0.78
Net realized and unrealized gain (loss) on investment transactions	(0.03)	0.69	0.80	(1.44)	(1.15)

Net increase (decrease) in net asset value resulting from operations	0.88	1.62	1.47	(0.77)	(0.37)

Dividends from net investment income	(0.94)	(0.95)	(0.56)	(0.65)	(0.79)
Return of capital distributions	—	—	—	(0.02)	—

Total dividends and distributions paid	(0.94)	(0.95)	(0.56)	(0.67)	(0.79)

Net asset value, end of year	$9.86	$9.92	$9.25	$8.34	$9.78

Market price, end of year	$10.00	$9.90	$8.45	$7.01	$8.49

Total Investment Return†	11.37%	29.77%	29.31%	(8.56)%	(6.25)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$67,491	$67,871	$63,263	$57,050	$66,895
Operating expenses	1.71%	1.65%	1.72%	2.08%	1.78%
Interest expense[3]	0.62%	0.42%	0.11%	0.30%	1.47%
Total expenses[2]	2.33%	2.07%	1.83%	2.38%	3.25%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.59%	1.53%	1.63%	1.77%	1.54%
Net investment income	9.45%	9.36%	7.33%	8.23%	7.54%
Net investment income, excluding the effect of fee waivers and reimbursement[3]	9.33%	9.25%	7.24%	7.92%	7.30%
Portfolio turnover rate	24%	46%	67%	20%	33%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.

[2]	The Fund’s Shareholder Servicing Agent and Former Advisor contractually agreed to waive their respective fees as discussed in Note 4.

[3]

Certain re-classifications have been made to the financial highlights for the fiscal years ended June 30, 2008 through June 30, 2009 to conform to the presentation followed in the preparation of the financial highlights for the years ended June 30 2010, June 30, 2011 and June 30, 2012.

See Notes to Financial Statements.

2012 Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2012

1. Organization

Helios High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (“BIM” or “Advisor”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment advisor to the Fund.

The Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective. No assurance can be given that the Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or, if not valued by an independent pricing service, using prices obtained from at least two active and reliable market makers in any such security or a broker dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures adopted by, and under the supervision of, the Fund’s Board of Trustees (“Trustees”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including, but not limited to, pricing history, current market level, supply and

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2012

demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments carried at fair value:

Assets	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Structured Notes	Term Loan	Common Stocks	Warrants	Short Term Investments	Total
Description:
Level 1 — Quoted Prices	$—	$—	$—	$—	$31,311	$164,454	$3,702,130	$3,897,895
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	4,147,694	63,112,185	—	—	—	—	—	67,259,879
Level 3 — Significant Unobservable Inputs	—	25,257,386	14,734	256,299	—	—	—	25,528,419

Total	$4,147,694	$88,369,571	$14,734	$256,299	$31,311	$164,454	$3,702,130	$96,686,193

2012 Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2012

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	High Yield Corporate Bonds	Structured Notes	Term Loan	Total
Balance as of June 30, 2011	$32,882,723	$52,011	$335,448	$33,270,182
Accrued Discounts (Premiums)	17,238	—	7,167	24,405
Realized Gain/(Loss)	160,325	—	—	160,325
Change in Unrealized Appreciation (Depreciation)	(316,011)	(29)	(86,316)	(402,356)
Purchases at cost	12,457,041	—	—	12,457,041
Sales proceeds	(7,107,318)	(37,248)	—	(7,144,566)
Transfers out of Level 3	(12,836,612)	—	—	(12,836,612	)(a)

Balance as of June 30, 2012	$25,257,386	$14,734	$256,299	$25,528,419

Change in unrealized gains or losses relating to assets still held at June 30, 2012	$(27,294)	$(29)	$(86,316)	$(113,639)

(a)	Transferred due to an increase/decrease of observable market data for these securities, primarily an increase in trade basis information versus dealer quotes.

For the fiscal year ended June 30, 2012, there was no significant security transfer activity between Level 1 and Level 2.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of June 30, 2012, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of June 30, 2012, open taxable years consisted of the taxable years ended June 30, 2009 through June 30, 2012. No examination of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Advisor are allocated among the respective investment companies, including the Fund, based upon relative net assets.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2012

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Below-Investment Grade Securities

The Fund has investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

2012 Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2012

4. Investment Advisory Agreements and Affiliated Transactions

The Fund entered into an Investment Management and Administration Agreement (the “Advisory Agreement”) with the Advisor under which the Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Advisory Agreement also provides that the Fund shall pay the Advisor a monthly fee for its services at the annual rate of 0.70% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Under an “Expense Limitation Agreement,” the Advisor had contractually agreed to waive a portion of its investment advisory fee and/or reimburse the Fund for its expenses to the extent necessary to ensure the Fund’s annual operating expenses (excluding brokerage, interest, taxes, acquired Fund fees and expenses, and extraordinary expenses) did not exceed 1.65% of the average annual value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) of the Fund. On May 16, 2011, the Board of Trustees of the Fund received notice of the Advisor’s determination not to extend the Expense Limitation Agreement, after its termination on August 26, 2011.

For the fiscal year ended June 30, 2012, the Advisor earned $669,421 in investment advisory fees under the Advisory Agreement. Further, under the Expense Limitation Agreement, which was terminated on August 26, 2011, the Advisor was not required to waive its investment advisory fees and/or reimburse certain expenses of the Fund during the period.

Effective August 26, 2009, the Fund entered into a Shareholder Servicing Agreement with the Advisor to act as the shareholder servicing agent to the Fund. As compensation for its services, the Fund has agreed to pay the Advisor a fee computed weekly and payable monthly at an annualized rate of 0.10% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Advisor has contractually agreed to reduce the shareholder servicing fees with respect to the Fund to an annualized rate of 0.02% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). For the fiscal year ended June 30, 2012, the Advisor earned $95,632 in shareholder servicing fees of which $76,505 was waived.

Certain officers and/or Trustees of the Fund are officers and/or directors of the Advisor.

5. Service Agreements

In addition to the services provided by the Advisor, which are discussed in Note 4 above, effective July 1, 2009, the Fund entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”). For its services, USBFS receives a monthly fee equal to an annual rate of 0.10% of the first $100 million of average daily net assets; 0.08% of the next $200 million of average daily net assets; and 0.04% of average daily net assets in excess of $300 million, subject to a minimum annual fee of $80,000 plus certain out of pocket expenses. For the fiscal year ended June 30, 2012, USBFS earned $106,859 in fund accounting servicing fees.

Effective July 1, 2009, the Fund has entered into a Closed-End Fund Custody Agreement with U.S. Bank, N.A. (“USB”). For its services, USB receives a monthly fee equal to an annual rate of 0.004% of the average daily market value of the Fund’s assets plus portfolio transaction fees, subject to a minimum annual fee of $6,000. For the fiscal year ended June 30, 2012, USB earned $7,895 in custody fees.

The Fund has contracted for transfer agency and certain shareholder services, including the administration of the Fund’s Automatic Dividend Reinvestment Plan with Computershare Trust Company, N.A. and Computershare

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2012

Shareholder Services, Inc. (collectively, the “Transfer Agent”). For the fiscal year ended June 30, 2012, the Transfer Agent earned $17,386 in transfer agency and registrar fees.

6. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the fiscal year ended June 30, 2012, were $22,580,625 and $23,902,401, respectively. For the fiscal year ended June 30, 2012, there were no transactions in U.S. Government securities.

7. Borrowings

Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused. For the fiscal year ended June 30, 2012, the average interest rate paid under the line of credit was 1.20%.

Total line of credit amount available	$34,000,000
Line of credit outstanding at June 30, 2012	30,400,000
Line of credit amount unused at June 30, 2012	3,600,000
Average balance outstanding during the year	29,635,230
Interest expense incurred on line of credit during the year	409,441

8. Shares of Beneficial Interest

The Fund is authorized to issue an unlimited number of shares with a par value of $0.001 per share. The Fund’s Board of Trustees in their discretion may, from time to time without the vote of the Fund’s shareholders, issue shares, in addition to the then issued and outstanding shares and shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time and on such terms as the Trustees may deem best, subject to the provisions of the 1940 Act. Shares of the Fund do not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote, except that shares held in the treasury of the Fund as of the record date, as determined in accordance with the By-Laws of the Fund, shall not be voted. There is no cumulative voting in the election of Trustees. The Fund has no present intentions of offering additional shares, except in accordance with the Fund’s Automatic Dividend Reinvestment Plan. For the fiscal year ended June 30, 2012, the Fund issued 4,059 shares for the reinvestment of distributions.

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. During the fiscal year ended June 30, 2012, the tax character of the $6,431,445 of distributions paid was all from ordinary income.

During the fiscal year ended June 30, 2011, the tax character of the $6,497,708 of distributions paid was all from ordinary income. Total ordinary income distributions paid may differ from amounts shown in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

2012 Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2012

At June 30, 2012, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Undistributed ordinary income	$148,094
Capital loss carryforward[1,2]	(10,401,435)
Unrealized appreciation	1,975,536

$(8,277,805)

[1]	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

[2]	Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

As of June 30, 2012, the Fund’s capital loss carryforwards were as follows:

Expiring In:
2016	$475,628
2017	6,504,936
2018	3,217,671

The Fund also has a capital loss carryforward of $203,200 that will not expire.

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at June 30, 2012 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$94,710,657	$4,036,984	$(2,061,448)	$1,975,536

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and timing of distributions. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.

Undistributed Net Investment Income	Paid in Capital
$1	$(1)

10. Indemnification

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. New Accounting Pronouncements

In December 2011, the FASB issued guidance that enhances current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statements of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management has not determined the impact of this guidance on the Funds financial statement disclosures.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2012

12. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Dividends: The Fund’s Boards of Trustees declared the following monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.0750	07/16/12	07/26/12
$0.0750	08/13/12	08/30/12

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

2012 Annual Report

HELIOS HIGH YIELD FUND

Report of Independent Registered Public Accounting Firm

June 30, 2012

To the Shareholders and Board of Trustees

of Helios High Yield Fund

We have audited the accompanying statement of assets and liabilities of the Helios High Yield Fund, including the schedule of investments, as of June 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year-period ended June 30, 2009 have been audited by other auditors, whose report dated August 17, 2009 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Helios High Yield Fund as of June 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 28, 2012

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Compliance Certification (Unaudited)

June 30, 2012

On November 21, 2011, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

2012 Annual Report

HELIOS HIGH YIELD FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

June 30, 2012

At a meeting held on May 22, 2012, the Board, including a majority of the Disinterested Directors, considered and approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between Brookfield Investment Management Inc. (the “Advisor”) and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Disinterested Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. The Board of Directors considered a wide range of information, including information regularly received from the Advisor at the quarterly Board meetings. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s management through board meetings, conversations and reports. The Board noted that the Advisor is responsible for managing the Fund’s investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Advisor and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Advisor: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Advisor’s and the Fund’s codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Advisor as an investment advisor and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as investment advisor to other investment funds and institutional clients.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a presentation that compared the Fund’s performance with its Morningstar category peers for the 1, 3, 5 and 10 year periods ending March 31, 2012, as well as the year-to-date period. The Board noted that the Fund performed above the median of its Morningstar category peers for the 1 and 10 year, as well as the year-to-date periods, while it performed below the median for the 3 and 5 year periods. Based on the Advisor’s explanation of the current market and its positioning of the Fund’s portfolio, the Board concluded that the Fund’s performance was satisfactory.

PROFITABILITY. The Board also considered the level of profits expected to be realized by the Advisor and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Advisor for its management of the Helios fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Advisor from the Fund was reasonable.

MANAGEMENT FEES AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of the Fund’s expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided. The Board noted that the Fund’s total expenses were higher than the median, while the Fund’s total advisory and administrative fee was at the median of the Fund’s Morningstar category peer group. The Board further noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Advisor and concluded that the Fund’s management fee and total expenses were reasonable.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

June 30, 2012

ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that shareholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.

In considering the approval of the Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; performance of the Fund is satisfactory; and the proposed Advisory fees are fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor.

After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the continuation of the Advisory Agreement.

2012 Annual Report

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of Helios High Yield Fund (“HHY”).

Trustees of the Funds

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors
Class I Director to serve until 2012 Annual Meeting of Stockholders:

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York, 10281-1010 Age 65	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2008	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	6

Disinterested Director
Class II Director to serve until 2013 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York, 10281-1010 Age 69	Director and Chairman of the Board, Member of the Audit Committee, Chairman of Nominating and Compensation Committee Elected since 2008	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-2010); Chairman of the Board (2005-2010); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009-Present).	11

Diana H. Hamilton c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York, 10281-1010 Age 56	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2009	Director/Trustee of several investment companies advised by the Advisor (2004-Present); President, Sycamore Advisors, LLC, a municipal finance advisory firm (2004-Present).	6

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

Trustees of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director
Class III Director to serve until 2014 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York, 10281-1010 Age 65	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2008	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	11

2012 Annual Report

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

Officers of the Fund

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York, 10281-1010 Age 57	President	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (2010-Present); Director, Brookfield Investment Management (UK) Limited (2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (2011-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (2009-2010); Director, Brookfield Investments Funds (UCITS) PLC (2011-Present); Director, Brookfield Investment Funds (QIF) PLC (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Dana E. Erikson* c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York, 10281-1010 Age 47	Vice President	Elected Annually Since July 2008	Senior Portfolio Manager/Managing Director of the Advisor (2006-Present); Vice President of one other investment company advised by the Advisor (2009-Present).

Richard M. Cryan* c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York 10281-1010 Age 56	Vice President	Elected Annually Since May 2011	Vice President of several investment companies advised by the Advisor (2011-present); Senior Portfolio Manager of the Advisor (2006-Present); Managing Director of the Advisor (2006-Present).

Mark Shipley* c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York 10281-1010 Age 41	Vice President	Elected Annually Since May 2011	Vice President of several investment companies advised by the Advisor (2011-present); Portfolio Manager of the Advisor (2011-Present); Managing Director of the Advisor (2011-Present); Director of the Advisor (2006-2010); Analyst of the Advisor (2006-2010).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York, 10281-1010 Age 55	Treasurer	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (2009-Present); Vice President of the Advisor (2011-Present); Vice President of Brookfield Operations and Management Services LLC (2008-2011); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

Officers of the Fund (continued)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York 10281-1010 Age 43	Secretary	Elected Annually Since March 2009	Managing Director and Chief Financial Officer of the Advisor (2010-Present), Director of the Advisor (2006-2010); General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-Present) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present): Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York 10281-1010 Age 36	Chief Compliance Officer (“CCO”)	Elected Annually Since May 2009	CCO of several investment companies advised by the Advisor (2009-Present); Director and CCO of the Advisor (2009-Present); Vice President, Oppenheimer Funds, Inc. (2004-2009).

Lily Wicker* c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York 10281-1010 Age 34	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary (2009-Present) and Interim CCO (March-May 2009) of several investment companies advised by the Advisor; Chief Compliance Officer, Brookfield Investment Management (UK) Limited (2011-Present); Vice President (2010-Present) and Compliance Officer (2011-Present); Assistant Vice President (2009-2010) and Associate (2007-2009) of the Advisor.

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios Funds.

The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

2012 Annual Report

HELIOS HIGH YIELD FUND

Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare Trust Company, N.A. and Computershare Shareholders Services, Inc. (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Trustees precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

Brookfield Investment Management Inc.

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street

New York, New York 10281

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Funds’ transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Sub-Administrator and Fund Accounting Agent

U.S. Bank Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York 10022

Custodian

U.S. Bank National Association

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (800) 497-3746 or by writing to Secretary, Helios High Yield Fund, Three World Financial Center, 200 Vesey Street, 24th Floor, New York, NY 10281-1010.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Rodman L. Drake, Diana H. Hamilton, Stuart A. McFarland and Louis P. Salvatore. Messrs. Drake, McFarland and Salvatore and Ms. Hamilton are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For the fiscal year ended June 30, 2012, BBD, LLP (“BBD”) billed the Registrant aggregate fees of $34,000 and for the fiscal year ended June 30, 2011, BBD billed the Registrant aggregate fees of $34,000. Each bill is for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For the fiscal year ended June 30, 2012 BBD billed the Registrant aggregate fees of $3,500 and for the fiscal year ended June 30, 2011, BBD billed the Registrant aggregate fees of $3,500, each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal year ended June 30, 2012, there were no Audit-related fees.

For the fiscal year ended June 30, 2011, there were no Audit-related fees.

All Other Fees

For the fiscal years ended June 30, 2012 and June 30, 2011, there were no Other Fees.

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Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Rodman L. Drake, Diana H. Hamilton, Stuart A. McFarland and Louis P. Salvatore.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

ADOPTED BY HELIOS HIGH YIELD FUND

NOVEMBER 2009

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A. Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2. Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

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In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Helios Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Helios Funds’ Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds’ Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

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In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;
•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Dana E. Erikson, CFA – Mr. Erikson, Portfolio Manager and the Head of the Global High Yield Team, is responsible for the firm’s corporate high yield exposures and the establishment of portfolio objectives and strategies. Mr. Erikson has 26 years of investment experience. Prior to joining the firm, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Mr. Erikson received a BA in Economics from Brown University and an MBA, with honors, from Northeastern University and holds the Chartered Financial Analyst designation. Mr. Erikson is a member of the Boston Security Analysts Society.

Richard M. Cryan – Mr. Cryan, Portfolio Manager, is responsible for Brookfield Investment Management’s High Yield exposures, the establishment of portfolio objectives and strategies. Mr. Cryan has 33 years of investment experience. Mr. Cryan received a Bachelor of Science degree in Business from the University of Colorado and an MBA from Columbia University.

Mark Shipley, CFA – Mr. Shipley is a Managing Director and a Portfolio Manager on the High Yield team. Mr. Shipley has 23 years of investment experience. He is responsible for the implementation of Brookfield Investment Management’s corporate high yield portfolio objectives and strategies, managing the credit research process and company research. Mr. Shipley received a Bachelor of Arts degree in Finance from Northeastern University and holds the Chartered Financial Analyst designation. Mr. Shipley is a member of the Boston Security Analysts Society.

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Mr. Erikson leads the management of the Fund and Messrs. Cryan and Shipley share equally the day-to-day portfolio management responsibilities.

Management of Other Accounts

Mr. Erikson manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Erikson as of July 31, 2012 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	4	1
Number of Accounts Managed with Performance- Based Advisory Fees	0	0	0
Assets Managed	$605 million	$196 million	$61 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

The following table provides information about the accounts managed by Richard Cryan, Co-Portfolio Manager for the Registrant, as of July 31, 2012:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	2	0
Number of Accounts Managed with Performance- Based Advisory Fees	0	0	0
Assets Managed	$186 million	$70 million	$0
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

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The following table provides information about the accounts managed by Mark Shipley, Co-Portfolio Manager for the Registrant, as of July 31, 2012:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	0	0
Number of Accounts Managed with Performance- Based Advisory Fees	0	0	0
Assets Managed	$186 million	$0 million	$0
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as July 31, 2012.

Dollar Range of Securities Owned
Dana E. Erikson Richard M. Cryan Mark Shipley	$10,001 - $50,000 $0 - $10,000 $10,001 - $50,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

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Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrants have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

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The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) None.

(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3) None.

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(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS HIGH YIELD FUND

By:	/s/ Kim G. Redding
Kim G. Redding
Principal Executive Officer

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
Principal Executive Officer

Date: September 4, 2012

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer and Principal Financial Officer

Date: September 4, 2012

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